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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 14, 2003
                                                          --------------


                             RPM INTERNATIONAL INC.
  -----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                     1-14187                       02-0642224
----------------                ---------                     ------------
(State or other               (Commission                    (I.R.S. Employer
 jurisdiction of               File Number)                Identification No.)
 incorporation)


 2628 Pearl Road, P.O. Box 777, Medina, Ohio                      44258
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   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:       (330) 273-5090
                                                     ---------------------------

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable
     (b)  Not applicable
     (c)  Exhibits

       NUMBER   DESCRIPTION
       ------   -----------

        99.1    News Release, dated April 14, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

     This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be provided under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. RPM International Inc. released its third quarter results which provided detail not included in previously issued reports. A copy of this press release is furnished with this report as Exhibit 99.1.


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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     RPM INTERNATIONAL INC.


Date:  April 14, 2003                By: /s/ P. Kelly Tompkins
                                         ---------------------------------------
                                         P. Kelly Tompkins
                                         Senior Vice President, General Counsel
                                         and Secretary



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                                  EXHIBIT INDEX



Exhibit       Description of Exhibit
-------       ----------------------

99.1          News Release, dated April 14, 2003.